UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2023 (November 7, 2023)

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	93-4225266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Amneal Pharmaceuticals, Inc. on November 8, 2023 (the “Original Form 8-K”) solely in order to file a corrected Exhibit 3.2 to the Original Form 8-K (which supersedes and replaces in its entirety Exhibit 3.2 to the Original Form 8-K). Other than such correction, there are no other changes to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description	Incorporation By Reference To

2.1	Agreement and Plan of Merger, dated as of November 7, 2023, by and among Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.), Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.) and Amneal Merger Sub 1 Inc.	Exhibit 2.1 to Form 8-K, filed on November 8, 2023

2.2	Agreement and Plan of Merger, dated as of November 7, 2023, by and among Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.), Amneal Pharmaceuticals LLC and Amneal Merger Sub 2 LLC	Exhibit 2.2 to Form 8-K, filed on November 8, 2023

3.1	Amended and Restated Certificate of Incorporation of Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.)	Exhibit 3.1 to Form 8-K, filed on November 8, 2023

3.2	Amended and Restated Bylaws of Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.)	Filed herewith.

10.1	Amendment to No. 1, dated as of November 7, 2023, to the Employment Agreement, dated as of January 24, 2018, by and among Amneal Pharmaceuticals LLC, Amneal Holdings, LLC and Andrew Boyer, as modified	Exhibit 10.1 to Form 8-K, filed on November 8, 2023

10.2	Amendment to No. 1, dated as of November 7, 2023, to the Employment Agreement, dated as of March 11, 2020, by and among Amneal Pharmaceuticals LLC, Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.) and Anastasios (Tasos) G. Konidaris	Exhibit 10.2 to Form 8-K, filed on November 8, 2023

10.3	Amendment to No. 1, dated as of November 7, 2023, to the Employment Agreement, dated as of July 29, 2020, by and between Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.) and Nikita Shah	Exhibit 10.3 to Form 8-K, filed on November 8, 2023

10.4	Amendment No. 1, dated as of November 7, 2023, to the Tax Receivable Agreement, dated as of May 4, 2018, by and among Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.), Amneal Pharmaceuticals LLC and the certain former Members of Amneal Pharmaceuticals LLC from time to time party thereto among Amneal Intermediate Inc. (formerly Amneal Pharmaceuticals, Inc.), Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.), Amneal Pharmaceuticals LLC and Padmesh Patel, solely in his capacity as the Member Representative	Exhibit 10.4 to Form 8-K, filed on November 8, 2023

10.5	Third Amended and Restated Stockholders Agreement, dated as of November 7, 2023, by and among AP Class D Member, LLC, AP Class E Member, LLC, AH PPU Management, LLC, Amneal Intermediate (formerly Amneal Pharmaceuticals, Inc. and Atlas Holdings, Inc.) and Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.)	Exhibit 10.5 to Form 8-K, filed on November 8, 2023

10.6	Amneal Pharmaceuticals LLC Fourth Amended and Restated Limited Liability Company Agreement, dated as of November 7, 2023, by and among Amneal Pharmaceuticals LLC and its Members	Exhibit 10.6 to Form 8-K, filed on November 8, 2023

10.7	Form of Stock Surrender Agreement, dated as of November 7, 2023, by and between Amneal Pharmaceuticals, Inc. (formerly Amneal NewCo Inc.) and former Members of Amneal Pharmaceuticals LLC	Exhibit 10.7 to Form 8-K, filed on November 8, 2023

99.1	Description of Capital Stock	Exhibit 99.1 to Form 8-K, filed on November 8, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amneal Pharmaceuticals, Inc.

Date: December 15, 2023

	By:	/s/ Jason Daly
	Name:	Jason Daly
	Title:	Senior Vice President, Chief Legal Officer and Corporate Secretary